UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

Eiger BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Cambridge Avenue, Suite 350 Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 272-6138

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events.

On June 13, 2016, the Company issued a press release entitled “Eiger Announces Positive Clinical Results of Single Ascending Dose Study of Subcutaneous Exendin (9-39) in Patients with Post-Bariatric Hypoglycemia.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: June 16, 2016

	By:	/s/ James Welch
James Welch
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 13, 2016, titled “Eiger Announces Positive Clinical Results of Single Ascending Dose Study of Subcutaneous Exendin (9-39) in Patients with Post-Bariatric Hypoglycemia.”